J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Small Cap Growth Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 3, 2014

to the Prospectus dated November 1, 2013, as supplemented

Changes to Expense Limitation Agreement. Effective March 1, 2014, the JPMorgan Dynamic Small Cap Growth Fund’s (the “Fund”) adviser, administrator, and distributor (the “Service Providers”) have contractually agreed to waive additional fees and/or reimburse additional expenses on all share classes of the Fund. In connection with this commitment, the “Annual Fund Operating Expenses” and “Example” tables for the Fund in the Fund’s prospectuses are hereby replaced with the corresponding tables below.

JPMorgan Dynamic Small Cap Growth Fund

The tables below replace the corresponding tables on pages 1 and 2 of the Class A, Class B, Class C and Select Class Shares prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.54	0.55	0.54	0.54
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.30	0.29	0.29
Acquired Fund Fees and Expenses	0.12	0.12	0.12	0.12

Total Annual Fund Operating Expenses	1.56	2.07	2.06	1.31
Fee Waivers and Expense Reimbursements[1]	(0.19)	(0.20)	(0.19)	(0.19)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.37	1.87	1.87	1.12

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

SUP-DSCG-214

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	657	974	1,313	2,269
CLASS B SHARES ($)	690	959	1,295	2,254
CLASS C SHARES ($)	290	627	1,091	2,375
SELECT CLASS SHARES ($)	114	396	700	1,562

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	657	974	1,313	2,269
CLASS B SHARES ($)	190	629	1,095	2,254
CLASS C SHARES ($)	190	627	1,091	2,375
SELECT CLASS SHARES ($)	114	396	700	1,562

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUSES FOR FUTURE REFERENCE